Exhibit 99.3
Unaudited Pro Forma Condensed Combined Financial Information
Camino Natural Resources and Subsidiaries (“Camino”) Asset Acquisition
On July 2, 2026, Diversified Energy Company (the “Company” or “Diversified”) acquired equity interests of certain affiliates of
Camino Natural Resources, LLC (the “Camino Transaction”) that owned certain producing properties and undeveloped acreage for a gross purchase price of approximately $1.2 billion before customary purchase price adjustments.
Simultaneously with the closing of the acquisition, the producing properties were contributed to an indirect subsidiary of a newly formed special purpose vehicle (“SPV”), and the Company entered into an agreement with funds and accounts managed by Carlyle
Global Credit Investment Management, LLC (“Carlyle”) pursuant to which the Company and Carlyle hold 40% and 60% of the equity interests in the SPV, respectively. Carlyle contributed $82 million and the Company contributed $55 million in exchange for their respective equity interests in the SPV. The Company retained 100% ownership in the undeveloped acreage.
The acquisition of the producing properties was funded by $895 million of ABS notes issued by the SPV and collateralized by the producing properties, together with the equity contributions of the Company and Carlyle described above. The Company’s acquisition of the undeveloped acreage, for approximately $170 million, was funded by cash on hand and borrowings under the Company’s revolving credit facility.
The Company does not control the activities that most significantly impact the economic performance of the SPV owning the Camino assets, and therefore expects to account for the 40% interest in the SPV as an equity method investment.
Canvas Energy Inc. and Subsidiaries (“Canvas”) Asset Acquisition
On November 24, 2025, the Company acquired Canvas (the “Canvas Transaction”). When evaluating the transaction, the Company determined that substantially all of the fair value of the gross assets acquired was concentrated in a single asset group; therefore, the transaction was accounted for as an asset acquisition. The Company funded the transaction through a combination of the issuance of
3,718,209 new shares of common stock to former Canvas unitholders and cash consideration of approximately $399 million, inclusive of transaction costs of approximately $13 million. In conjunction with the close of the Canvas Transaction, the Company closed on a
$400 million asset backed securitization (“ABS”) to partially fund the cash portion of the Transaction.
Maverick Natural Resources, LLC and Subsidiaries (“Maverick”) Business Combination
On March 14, 2025, the Company acquired Maverick (the “Maverick Transaction”). When evaluating the transaction, the Company determined that the transaction did not have a significant concentration of assets and that it acquired an identifiable set of inputs, processes, and outputs. As a result, the Company concluded the transaction was a business combination. The Company funded the transaction through a combination of the issuance of 21,194,213 ordinary shares of the Company’s predecessor to Maverick unitholders and cash consideration of approximately $211 million. Transaction costs incurred with the Maverick Transaction were approximately $21 million.
Unaudited Pro Forma Condensed Combined Financial Statements
The unaudited pro forma condensed combined balance sheet as of March 31, 2026 was prepared as if the Camino Transaction had occurred on March 31, 2026. The Canvas Transaction closed on November 24, 2025 and the Maverick Transaction closed on March
14, 2025. Therefore, both the Canvas and Maverick transactions are already included in the Company's condensed consolidated balance sheet as of March 31, 2026.
The unaudited pro forma condensed combined statements of comprehensive income (loss) for the three months ended March 31, 2026 and for the year ended December 31, 2025 were prepared as if the Camino, Canvas, and Maverick transactions had occurred on
January 1, 2025. The following unaudited pro forma condensed combined financial statements have been derived from the historical consolidated financial statements of the Company, Camino, Canvas, and Maverick.
The unaudited pro forma condensed combined financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by the Company’s management; accordingly, actual results could differ materially from the pro forma information. Management believes that the assumptions used to prepare the unaudited pro forma condensed combined financial statements and accompanying notes provide a reasonable and supportable basis for presenting the significant estimated effects of the transactions. The following unaudited pro forma condensed combined statements of comprehensive income (loss) do not purport to represent what the Company’s results of operations would have been if the Camino,
Canvas, and Maverick transactions had occurred on January 1, 2025. The unaudited pro forma condensed combined balance sheet does not purport to represent what the Company’s financial position would have been if the Camino Transaction had occurred on
March 31, 2026. The unaudited pro forma condensed combined financial statements should be read together with the following:
•the Company’s audited historical consolidated financial statements and accompanying notes included in its Annual Report on
Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026, and the Company’s historical

Exhibit 99.3
financial statements included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed with the
SEC on May 6, 2026;
•Camino’s audited and unaudited historical financial statements and accompanying notes thereto filed as Exhibit 99.1 and
Exhibit 99.2 to this report on Form 8-K/A of which this Exhibit 99.3 is a part; and
•Canvas’ unaudited historical consolidated financial statements and accompanying notes thereto filed as Exhibit 99.2 to the report on Form 8-K/A filed with the SEC on February 6, 2026.
The unaudited pro forma condensed combined financial statements have been prepared in accordance with Article 11 of SEC
Regulation S-X using assumptions set forth in the notes herein. Article 11 permits presentation of reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial statements.

Exhibit 99.3
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2026 (Unaudited)

(In thousands)	DEC Historical (Note 1)	Camino As Adjusted (Note 2)	Camino Transaction Adjustments (Note 3)		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$54,539	$43,232	$(43,232)	(a)	$54,539
Restricted cash	17,303	—	—		17,303
Accounts receivable, net	411,674	92,791	(92,791)	(a)	411,674
Derivatives	76,946	9,808	(9,808)	(a)	76,946
Prepaid expenses and other current assets	66,947	1,557	(1,557)	(a)	66,947
Total current assets	627,409	147,388	(147,388)		627,409
Noncurrent assets:
Natural gas and oil properties (successful efforts method):
Proved natural gas and oil properties	5,850,455	2,928,657	(2,749,114)	(a)(b)	6,029,998
Unproved natural gas and oil properties	19,804	314,192	(301,497)	(a)(c)	32,499
Accumulated depletion	(1,412,289)	(1,028,183)	1,028,183	(a)	(1,412,289)
Natural gas and oil properties, net	4,457,970	2,214,666	(2,022,428)		4,650,208
Property, plant, and equipment, net	460,270	1,527	(1,527)	(a)	460,270
Restricted cash	83,660	—	—		83,660
Deferred tax assets	436,211	—	—		436,211
Investment in equity affiliate	—	—	54,873	(d)	54,873
Other assets	170,697	89,117	(89,117)	(a)	170,697
Total assets	6,236,217	2,452,698	(2,205,587)		6,483,328
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	76,427	46,014	(46,014)	(a)	76,427
Accrued liabilities	158,844	38,021	(38,021)	(a)	158,844
Revenue to be distributed	264,217	74,716	(74,716)	(a)	264,217
Current portion of long-term debt, net	235,255	—	—		235,255
Derivatives	336,738	36,388	(36,388)	(a)	336,738
Derivatives settlements payable	120,235	—	—		120,235
Other current liabilities	144,067	43,247	(20,769)	(a)(e)	166,545
Total current liabilities	1,335,783	238,386	(215,908)		1,358,261
Noncurrent liabilities:
Asset retirement obligations	870,043	11,305	(11,305)	(a)	870,043
Long-term debt, net	2,652,709	420,000	(195,367)	(a)(f)	2,877,342
Derivatives	540,743	5,411	(5,411)	(a)	540,743
Other liabilities	92,985	119,208	(119,208)	(a)	92,985
Total liabilities	5,492,263	794,310	(547,199)		5,739,374
Stockholders' equity:
Common stock	723	—	—		723
Additional paid in capital	1,426,156	—	—		1,426,156
Accumulated other comprehensive income (loss)	(583)	—	—		(583)
Retained earnings (accumulated deficit)	(692,932)	—	—		(692,932)
Total stockholders' equity attributable to DEC	733,364	1,550,283	(1,550,283)	(a)	733,364
Noncontrolling interest	10,590	108,105	(108,105)	(a)	10,590
Total stockholders' equity	743,954	1,658,388	(1,658,388)		743,954
Total liabilities and stockholders' equity	$6,236,217	$2,452,698	$(2,205,587)		$6,483,328
See accompanying notes to unaudited pro forma condensed combined financial information.

Exhibit 99.3
Unaudited Pro Forma Condensed Combined Statements of Comprehensive Income (Loss)
Three Months Ended March 31, 2026 (Unaudited)

(In thousands, except share and per share data)	DEC Historical (Note 1)	Camino As Adjusted (Note 2)	Camino Transaction Adjustments (Note 3)		Pro Forma Combined
Revenue
Natural gas	$314,149	$77,313	$(77,313)	(a)	$314,149
NGLs	60,959	41,616	(41,616)	(a)	60,959
Oil	181,099	55,270	(55,270)	(a)	181,099
Total commodity revenue	556,207	174,199	(174,199)		556,207
Gain (loss) on derivatives	(548,383)	(109,156)	109,156	(a)	(548,383)
Midstream	11,764	—	—		11,764
Other	7,556	—	—		7,556
Total revenue	27,144	65,043	(65,043)		27,144
Operating expense
Lease operating expense	(132,968)	(17,029)	17,029	(a)	(132,968)
Production taxes	(30,491)	(8,015)	8,015	(a)	(30,491)
Midstream operating expense	(20,236)	—	—		(20,236)
Transportation expense	(28,568)	(32,914)	32,914	(a)	(28,568)
Accretion of asset retirement obligation	(13,248)	—	—		(13,248)
General and administrative expense	(41,708)	(3,354)	3,354	(a)	(41,708)
Depreciation, depletion and amortization	(108,565)	(43,478)	41,230	(a)(b)	(110,813)
Gain (loss) on natural gas and oil properties and equipment	98,077	(180)	180	(a)	98,077
Total operating expense	(277,707)	(104,970)	102,722		(279,955)
Income (loss) from operations	(250,563)	(39,927)	37,679		(252,811)
Other income (expense)
Income (loss) from equity affiliates	—	—	(18,625)	(c)	(18,625)
Interest expense	(63,412)	(8,465)	4,637	(a)(d)	(67,240)
Other income (expense)	548	1,830	(1,830)	(a)	548
Income (loss) before taxation	(313,427)	(46,562)	21,861		(338,128)
Income tax benefit (expense)	152,762	—	4,470	(e)	157,232
Net income (loss)	(160,665)	(46,562)	26,331		(180,896)
Other comprehensive income (loss)	—	—	—		—
Total comprehensive income (loss)	(160,665)	(46,562)	26,331		(180,896)

Net income (loss) attributable to:
DEC	(160,617)	(42,882)	26,331		(177,168)
Noncontrolling interest	(48)	(3,680)	—		(3,728)
Net income (loss)	$(160,665)	$(46,562)	$26,331		$(180,896)

Earnings (loss) per share attributable to DEC
Basic	$(2.13)	$—	$—		$(2.35)
Diluted	$(2.13)	$—	$—		$(2.35)
Weighted average shares outstanding
Basic	75,255,211	—	—		75,255,211
Diluted	75,255,211	—	—		75,255,211
See accompanying notes to unaudited pro forma condensed combined financial information.

Exhibit 99.3
Unaudited Pro Forma Condensed Combined Statements of Comprehensive Income (Loss)
Year Ended December 31, 2025 (Unaudited)

(In thousands, except share and per share data)	DEC Historical (Note 1)	Maverick As Adjusted (Note 2)	Canvas As Adjusted (Note 2)	Camino As Adjusted (Note 2)	Maverick Transaction Adjustments (Note 5)(a)		Canvas Transaction Adjustments (Note 4)(a)		Camino Transaction Adjustments (Note 3)		Pro Forma Combined
Revenue
Natural gas	$830,247	$41,668	$62,722	$247,978	$—		$—		$(247,978)	(a)	$934,637
NGLs	207,868	18,724	54,628	183,929	—		—		(183,929)	(a)	281,220
Oil	500,706	93,665	155,313	233,308	—		—		(233,308)	(a)	749,684
Total commodity revenue	1,538,821	154,057	272,663	665,215	—		—		(665,215)		1,965,541
Gain (loss) on derivatives	217,687	(11,544)	6,815	112,825	—		—		(112,825)	(a)	212,958
Midstream	40,492	—	—	—	—		—		—		40,492
Other	32,142	12,077	—	—	—		—		—		44,219
Total revenue	1,829,142	154,590	279,478	778,040	—		—		(778,040)		2,263,210
Operating expense
Lease operating expense	(457,593)	(77,620)	(41,626)	(48,908)	—		—		48,908	(a)	(576,839)
Production taxes	(86,709)	—	(14,225)	(30,818)	—		—		30,818	(a)	(100,934)
Midstream operating expense	(79,185)	—	—	—	—		—		—		(79,185)
Transportation expense	(115,267)	—	(25,926)	(133,551)	—		—		133,551	(a)	(141,193)
Accretion of asset retirement obligation	(48,607)	(2,076)	(1,071)	—	(1,309)	(b)	33	(b)	—		(53,030)
General and administrative expense	(167,626)	(28,311)	(20,211)	(24,908)	—		—		24,908	(a)	(216,148)
Depreciation, depletion and amortization	(412,506)	(22,332)	(68,302)	(198,721)	544	(c)	11,352	(c)	191,001	(b)	(498,964)
Gain (loss) on natural gas and oil properties and equipment	73,368	7,152	118	(3,405)	—		—		3,405	(a)	80,638
Total operating expense	(1,294,125)	(123,187)	(171,243)	(440,311)	(765)		11,385		432,591		(1,585,655)
Income (loss) from operations	535,017	31,403	108,235	337,729	(765)		11,385		(345,449)		677,555
Other income (expense)
Income (loss) from equity affiliates	—	—	—	—	—		—		143,277	(c)	143,277
Interest expense	(209,967)	(14,833)	(6,515)	(30,387)	(4,238)	(d)	(30,932)	(d)	11,321	(a)(d)	(285,551)
Loss on debt extinguishment	(26,971)	—	—	—	—		—		—		(26,971)
Other income (expense)	3,270	417	1,073	73,696	—		—		(73,696)	(a)	4,760
Income (loss) before taxation	301,349	16,987	102,793	381,038	(5,003)		(19,547)		(264,547)		513,070
Income tax benefit (expense)	40,550	59	(21,488)	—	1,201	(e)	4,691	(e)	(34,387)	(e)	(9,374)
Net income (loss)	341,899	17,046	81,305	381,038	(3,802)		(14,856)		(298,934)		503,696
Other comprehensive income (loss)	352	—	—	—	—		—		—		352
Total comprehensive income (loss)	342,251	17,046	81,305	381,038	(3,802)		(14,856)		(298,934)		504,048

Net income (loss) attributable to:
DEC	341,115	17,046	81,305	358,193	(3,802)		(14,856)		(298,934)		480,067
Noncontrolling interest	784	—	—	22,845	—		—		—		23,629
Net income (loss)	$341,899	$17,046	$81,305	$381,038	$(3,802)		$(14,856)		$(298,934)		$503,696

Earnings (loss) per share attributable to DEC
Basic	$4.67	$—	$—	$—	$—		$—		$—		$4.90	(f)
Diluted	$4.58	$—	$—	$—	$—		$—		$—		$4.83	(f)
Weighted average shares outstanding
Basic	72,969,687	—	—	—	21,194,213	(f)	3,718,209	(f)	—		97,882,109	(f)
Diluted	74,478,592	—	—	—	21,194,213	(f)	3,718,209	(f)	—		99,391,014	(f)
See accompanying notes to unaudited pro forma condensed combined financial information.

Exhibit 99.3
Notes to Unaudited Pro Forma Condensed Combined Financial Information
Note 1 - Basis for Pro Forma Presentation
The accompanying unaudited pro forma condensed combined financial information was prepared based on:
•The historical consolidated financial statements of the Company for the year ended December 31, 2025 and the three months ended March 31, 2026,
•The historical Camino consolidated financial statements for the year ended December 31, 2025 and the three months ended March
31, 2026,
•The historical Canvas consolidated financial statements for the nine months ended September 30, 2025 and the financial activity from October 1, 2025 through November 24, 2025, the closing date of the Canvas Transaction,
•The historical Maverick financial activity from January 1, 2025 through March 14, 2025, the closing date of the Maverick
Transaction.
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the three months ended March 31, 2026 and the year ended December 31, 2025 were prepared assuming the Camino, Canvas, and Maverick transactions occurred on January
1, 2025. The unaudited pro forma condensed combined balance sheet as of March 31, 2026 was prepared as if the Camino Transaction had occurred on March 31, 2026. The Canvas Transaction closed on November 24, 2025 and the Maverick Transaction closed on
March 14, 2025. Therefore, both the Canvas and Maverick transactions are already included in the Company's condensed consolidated balance sheet as of March 31, 2026.
The unaudited pro forma condensed combined financial information reflects pro forma adjustments that are described in the accompanying notes and are based on currently available information and certain assumptions that the Company believes are reasonable, however, actual results may differ materially. In the Company’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The unaudited pro forma condensed combined financial information does not purport to represent what the Company’s results of operations would have been if the Camino, Canvas, and Maverick transactions had actually occurred on the dates indicated above, nor is it indicative of the Company’s future results of operations. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and related notes of the Company, as applicable, for the periods presented.
Note 2 - Reclassification Adjustments
Certain reclassifications have been made in the historical presentation of Camino, Canvas, and Maverick’s financial statements to conform to the Company’s historical presentation.
Camino Transaction
Condensed Consolidated Balance Sheet as of March 31, 2026
(In thousands)

Camino Caption	Diversified Caption	Camino Historical	Reclassification Adjustments	Camino As Adjusted
	ASSETS
	Current assets:
Cash and cash equivalents	Cash and cash equivalents	$43,232	$—	$43,232
	Restricted cash	—	—	—
Accounts receivable, net of allowance for doubtful accounts of $637 and $696, respectively	Accounts receivable, net	92,791	—	92,791
Derivative instruments	Derivatives	9,808	—	9,808
Prepaid and other current assets	Prepaid expenses and other current assets	1,557	—	1,557
	Total current assets	147,388	—	147,388

Exhibit 99.3

Camino Caption	Diversified Caption	Camino Historical	Reclassification Adjustments		Camino As Adjusted
	Noncurrent assets:
	Natural gas and oil properties (successful efforts method):
Proved oil and natural gas properties, successful efforts method	Proved natural gas and oil properties	2,928,657	—		2,928,657
Unproved oil and natural gas properties	Unproved natural gas and oil properties	314,192	—		314,192
Accumulated depreciation, depletion, and amortization	Accumulated depletion	(1,028,183)	—		(1,028,183)
	Natural gas and oil properties, net	2,214,666	—		2,214,666
Other property and equipment, net of accumulated depreciation of $5,374 and $5,016, respectively	Property, plant, and equipment, net	1,527	—		1,527
Operating leases right-of-use assets		26,057	(26,057)	(1)	—
	Restricted cash	—	—		—
Derivative instruments	Derivatives	3,294	(3,294)	(2)	—
	Deferred tax assets	—	—		—
Investment in unconsolidated subsidiary		51,606	(51,606)	(3)	—
Other non-current assets	Other assets	8,160	80,957	(1)(2)(3)	89,117
	Total assets	2,452,698	—		2,452,698
	LIABILITIES AND STOCKHOLDERS' EQUITY
	Current liabilities:
Accounts payable	Accounts payable	46,014	—		46,014
Accrued expenses	Accrued liabilities	38,021	—		38,021
Revenue and royalties payable	Revenue to be distributed	74,716	—		74,716
Lease liabilities		22,217	(22,217)	(5)	—
Derivative instruments	Derivatives	36,388	—		36,388
	Derivatives settlements payable	—	—		—
Other liabilities	Other current liabilities	10,780	32,467	(4)(5)	43,247
Deferred drilling incentive		10,250	(10,250)	(4)	—
	Total current liabilities	238,386	—		238,386
	Noncurrent liabilities:
Asset retirement obligations	Asset retirement obligations	11,305	—		11,305
Lease liabilities		3,421	(3,421)	(5)	—
Revolving credit facility	Long-term debt, net	420,000	—		420,000
Derivative instruments	Derivatives	5,411	—		5,411
Other liabilities	Other liabilities	570	118,638	(5)(6)	119,208
Deferred drilling incentive		115,217	(115,217)	(6)	—
	Total liabilities	794,310	—		794,310
	Stockholders' equity:
	Common stock	—	—		—
	Additional paid in capital	—	—		—
	Accumulated other comprehensive income (loss)	—	—		—
	Retained earnings (accumulated deficit)	—	—		—
Members' equity	Total stockholders' equity attributable to DEC	1,550,283	—		1,550,283
Non-controlling interest	Non-controlling interest	108,105	—		108,105
	Total stockholders' equity	1,658,388	$—		1,658,388
	Total liabilities and stockholders' equity	$2,452,698	$—		$2,452,698
(1)Represents the reclassification of amounts contained in “Operating leases right-of-use assets” on Camino’s historical balance sheet to “Other assets” within “Total assets” to conform to the Company’s balance sheet presentation.
(2)Represents the reclassification of amounts contained in “Derivative instruments” on Camino’s historical balance sheet to
“Other assets” within “Total assets” to conform to the Company’s balance sheet presentation.
(3)Represents the reclassification of amounts contained in “Investment in unconsolidated subsidiary” on Camino’s historical balance sheet to “Other assets” within “Total assets” to conform to the Company’s balance sheet presentation.

Exhibit 99.3
(4)Represents the reclassification of amounts contained in “Deferred drilling incentive” on Camino’s historical balance sheet to “Other current liabilities” within “Total liabilities” to conform to the Company’s balance sheet presentation.
(5)Represents the reclassification of amounts contained in “Lease liabilities” on Camino’s historical balance sheet to “Other liabilities” within “Total liabilities” to conform to the Company’s balance sheet presentation.
(6)Represents the reclassification of amounts contained in “Deferred drilling incentive” on Camino’s historical balance sheet to “Other liabilities” within “Total liabilities” to conform to the Company’s balance sheet presentation.
Condensed Consolidated Statements of Comprehensive Income (Loss) for the Three Months Ended March 31, 2026
(In thousands)

Camino Caption	Diversified Caption	Camino Historical	Reclassification Adjustments		Camino As Adjusted
Revenue
Natural gas revenues	Natural gas	$9,786	$67,527	(1)	$77,313
Natural gas revenues with affiliate		67,527	(67,527)	(1)	—
Natural gas liquid revenues	NGLs	4,653	36,963	(2)	41,616
Natural gas liquid revenues with affiliate		36,963	(36,963)	(2)	—
Oil revenues	Oil	54,789	481	(3)	55,270
Oil revenues with affiliate		481	(481)	(3)	—
	Total commodity revenue	174,199	—		174,199
	Gain (loss) on derivatives	—	109,156	(4)(9)	(109,156)
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	174,199	(109,156)	(4)	65,043
Operating expense
Lease operating expenses	Lease operating expense	16,898	131	(5)(9)	(17,029)
Leasehold expirations		131	(131)	(5)	—
Production taxes	Production taxes	8,015	—	(9)	(8,015)
	Midstream operating expense	—	—		—
Transportation, processing, gathering and other operating expense	Transportation expense	2,671	30,243	(6)(9)	(32,914)
Transportation, processing, gathering and other operating expense with affiliate		30,243	(30,243)	(6)	—
	Accretion of asset retirement obligation	—	—		—
General and administrative expenses	General and administrative expense	3,354	—	(9)	(3,354)
		—	—		—
Depreciation, depletion, amortization and accretion of asset retirement obligations	Depreciation, depletion and amortization	43,478	—	(9)	(43,478)
	Gain (loss) on natural gas and oil property and equipment	—	(180)	(7)	(180)
	Total operating expense	104,790	180		(104,970)
	Income (loss) from operations	69,409	(109,336)		(39,927)

Exhibit 99.3

Camino Caption	Diversified Caption	Camino Historical	Reclassification Adjustments		Camino As Adjusted
Other expense (income)	Other income (expense)
Loss on sale of oil and natural gas properties		(180)	180	(7)	—
Interest expense	Interest expense	8,465	—	(9)	(8,465)
	Loss of debt extinguishment	—	—		—
Other income	Other income (expense)	(850)	(980)	(8)(10)	1,830
Income from equity investments		(980)	980	(8)	—
Net loss on derivative instruments		109,156	(109,156)	(4)	—
	Income (loss) before taxation	(46,562)	—		(46,562)
	Income tax benefit (expense)	—	—		—
	Net income (loss)	(46,562)	—		(46,562)
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	(46,562)	$—		(46,562)
	Net income (loss) attributable to:
Net income (loss) attributable to Camino Natural Resources Holdings, LLC	DEC	(42,882)	$—		(42,882)
Net income (loss) attributable to non-controlling interest	Non-controlling interest	(3,680)	—		(3,680)
	Net income (loss)	$(46,562)	$—		$(46,562)
(1)Represents the reclassification of amounts contained in “Natural gas revenues with affiliate” on Camino’s historical income statement to “Natural gas” within “Total commodity revenue” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of amounts contained in “Natural gas liquid revenues with affiliate” on Camino’s historical income statement to “NGLs” within “Total commodity revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of amounts contained in “Oil revenues with affiliate” on Camino’s historical income statement to “Oil” within “Total commodity revenue” to conform to the Company’s income statement presentation.
(4)Represents the reclassification of amounts contained in “Net loss on derivative instruments” on Camino’s historical income statement to “Gain (loss) on derivatives” to conform to the Company’s income statement presentation.
(5)Represents the reclassification of amounts contained in “Leasehold expirations” on Camino’s historical income statement to
“Lease operating expense” to conform to the Company’s income statement presentation.
(6)Represents the reclassification of amounts contained in “Transportation, processing, gathering and other operating expense with affiliates” on Camino’s historical income statement to “Transportation expense” to conform to the Company’s income statement presentation.
(7)Represents the reclassification of amounts contained in “Loss on sale of oil and natural gas properties” on Camino’s historical income statement to “Gain (loss) on natural gas and oil properties and equipment” to conform to the Company’s income statement presentation.
(8)Represents the reclassification of amounts contained in “Income from equity investments” on Camino’s historical income statement to “Other income (expense)” to conform to the Company’s income statement presentation.
(9)Represents the presentation on Camino’s historical income statement as a negative value to conform to the Company’s income statement presentation.
(10) Represents the presentation on Camino’s historical income statement as a positive value to conform to the Company’s income statement presentation.

Exhibit 99.3
Condensed Consolidated Statement of Comprehensive Income (Loss) for the Twelve Months Ended December 31, 2025
(In thousands)

Camino Caption	Diversified Caption	Camino Historical	Reclassification Adjustments		Camino As Adjusted
Revenue
Natural gas revenues	Natural gas	$33,646	$214,332	(1)	$247,978
Natural gas revenues with affiliate		214,332	(214,332)	(1)	—
Natural gas liquid revenues	NGLs	23,153	160,776	(2)	183,929
Natural gas liquid revenues with affiliate		160,776	(160,776)	(2)	—
Oil revenues	Oil	230,881	2,427	(3)	233,308
Oil revenues with affiliate		2,427	(2,427)	(3)	—
	Total commodity revenue	665,215	—		665,215
	Gain (loss) on derivatives	—	112,825	(4)	112,825
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	665,215	112,825		778,040
Operating expense
Lease operating expenses	Lease operating expense	48,908	—	(10)	(48,908)
Production taxes	Production taxes	30,818	—	(10)	(30,818)
	Midstream operating expense	—	—		—
Transportation, processing, gathering and other operating expense	Transportation expense	14,539	119,012	(5)(10)	(133,551)
Transportation, processing, gathering and other operating expense with affiliate		119,012	(119,012)	(5)	—
	Accretion of asset retirement obligation	—	—		—
General and administrative expenses	General and administrative expense	24,908	—	(10)	(24,908)
			—		—
Depreciation, depletion, amortization and accretion of asset retirement obligations	Depreciation, depletion and amortization	198,323	398	(6)(10)	(198,721)
Exploration and impairment of unproved properties		398	(398)	(6)	—
	Gain (loss) on natural gas and oil property and equipment	—	3,405	(7)(10)	(3,405)
	Total operating expense	436,906	3,405		(440,311)
	Income (loss) from operations	228,309	109,420		337,729
Other expense (income)	Other income (expense)
Loss on sale of oil and natural gas properties		3,405	(3,405)	(7)	—
Gain on disposition of equity method investment		(61,425)	61,425	(8)	—
Interest expense	Interest expense	30,387	—	(10)	(30,387)
	Loss of debt extinguishment	—	—		—
Other income	Other income (expense)	(2,783)	(70,913)	(8)(9)(11)	73,696
Income from equity investments		(9,488)	9,488	(9)	—
Net (gain) loss on derivative instruments		(112,825)	112,825	(4)	—
	Income (loss) before taxation	381,038	—		381,038
	Income tax benefit (expense)	—	—		—
	Net income (loss)	381,038	—		381,038
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	381,038	—		381,038
	Net income (loss) attributable to:
Net income attributable to Camino Natural Resources Holdings, LLC	DEC	358,193	—		358,193
Net income attributable to non-controlling interest	Non-controlling interest	22,845	—		22,845
	Net income (loss)	$381,038	$—		$381,038
(1)Represents the reclassification of amounts contained in “Natural gas revenues with affiliate” on Camino’s historical income statement to “Natural gas” within “Total commodity revenue” to conform to the Company’s income statement presentation.

Exhibit 99.3
(2)Represents the reclassification of amounts contained in “Natural gas liquid revenues with affiliate” on Camino’s historical income statement to “NGLs” within “Total commodity revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of amounts contained in “Oil revenues with affiliate” on Camino’s historical income statement to “Oil” within “Total commodity revenue” to conform to the Company’s income statement presentation.
(4)Represents the reclassification of amounts contained in “Net (gain) loss on derivative instruments” on Camino’s historical income statement to “Gain (loss) on derivatives” to conform to the Company’s income statement presentation.
(5)Represents the reclassification of amounts contained in “Transportation, processing, gathering and other operating expense with affiliate” on Camino’s historical income statement to “Transportation expense” to conform to the Company’s income statement presentation.
(6)Represents the reclassification of amounts contained in “Exploration and impairment of unproved properties” on Camino’s historical income statement to “Depreciation, depletion and amortization” to conform to the Company’s income statement presentation.
(7)Represents the reclassification of amounts contained in “Loss on sale of oil and natural gas properties” on Camino’s historical income statement to “Gain (loss) on natural gas and oil properties and equipment” to conform to the Company’s income statement presentation.
(8)Represents the reclassification of amounts contained in “Gain on disposition of equity investment” on Camino’s historical income statement to “Other income (expense)” to conform to the Company’s income statement presentation.
(9)Represents the reclassification of amounts contained in “Income from equity investments” on Camino’s historical income statement to “Other income (expense)” to conform to the Company’s income statement presentation.
(10) Represents the presentation on Camino’s historical income statement as a negative value to conform to the Company’s income statement presentation.
(11) Represents the presentation on Camino’s historical income statement as a positive value to conform to the Company’s income statement presentation.
Canvas Transaction
Condensed Consolidated Statement of Comprehensive Income for the Period of October 1, 2025 to November 24, 2025
(in thousands)

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Revenue
	Natural gas	$—	$9,491	(1)	$9,491
	NGLs	—	7,743	(1)	7,743
	Oil	—	19,110	(1)	19,110
Commodity sales	Total commodity revenue	32,506	3,838	(1)	36,344
Derivatives gains (losses), net	Gain (loss) on derivatives	—	2,066	(2)	2,066
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	32,506	5,904	(1)(2)	38,410
	Operating expense
Lease operating	Lease operating expense	6,814	—	(4)	(6,814)
Production taxes	Production taxes	1,861	—	(4)	(1,861)
	Midstream operating expense	—	—		—
Transportation and processing	Transportation expense	613	3,838	(1)(4)	(4,451)
	Accretion of asset retirement obligation	—	276	(3)(4)	(276)
General and administrative	General and administrative expense	4,392	—	(4)	(4,392)
Depletion, depreciation and amortization	Depreciation, depletion and amortization	11,795	(276)	(3)(4)	(11,519)
(Gain) loss on sale of assets	Gain (loss) on natural gas and oil properties and equipment	—			—
	Total operating expense	25,475	3,838	(1)	(29,313)
	Income (loss) from operations	7,031	2,066	(2)	9,097

Exhibit 99.3

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Other income (expense)
Interest expense	Interest expense	(675)	—		(675)
Derivatives gains (losses), net		2,066	(2,066)	(2)	—
(Gain) loss on sale of assets		—	—		—
	Loss of debt extinguishment	—	—		—
Other income, net	Other income (expense)	(152)	—		(152)
	Income (loss) before taxation	8,270	—		8,270
Income tax expense (benefit) - current	Income tax benefit (expense)	—	—		—
Income tax expense (benefit) - deferred		—	—		—
	Net income (loss)	8,270	—		8,270
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	$8,270	$—		$8,270
(1)Represents the breakout of “Commodity sales” on Canvas’ historical income statement to “Natural gas”, “NGLs”, and
“Oil” revenues to conform to the Company’s income statement presentation, as well as the reclassification of
“Transportation and processing” on Canvas’ historical income statement as a revenue deduction to “Transportation expense” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of “Derivatives gains (losses), net” to “Gain (loss) on derivatives” within “Total revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of accretion amounts contained in “Depreciation, depletion, accretion, and amortization” to
“Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the presentation on Canvas' historical income statement as a negative value to conform to the Company’s income statement presentation.

Exhibit 99.3
Condensed Consolidated Statement of Comprehensive Income (Loss) for the Nine Months Ended September 30, 2025
(In thousands)

Canvas Caption	Diversified Caption	Canvas Historical	Reclassification Adjustments		Canvas As Adjusted
	Revenue
	Natural gas	$—	$53,231	(1)	$53,231
	NGLs	—	46,885	(1)	46,885
	Oil	—	136,203	(1)	136,203
Commodity sales	Total commodity revenue	221,110	15,209	(1)	236,319
Derivatives gains (losses), net	Gain (loss) on derivatives	—	4,749	(2)	4,749
	Midstream	—	—		—
	Other	—	—		—
	Total revenue	221,110	19,958	(1)(2)	241,068
	Operating expense
Lease operating	Lease operating expense	34,812	—	(6)	(34,812)
Production taxes	Production taxes	12,364	—	(6)	(12,364)
	Midstream operating expense	—	—		—
Transportation and processing	Transportation expense	6,266	15,209	(1)(6)	(21,475)
	Accretion of asset retirement obligation	—	795	(3)(6)	(795)
General and administrative	General and administrative expense	15,819	—	(6)	(15,819)
Depletion, depreciation and amortization	Depreciation, depletion and amortization	57,578	(795)	(3)(6)	(56,783)
Gain on sale of assets	Gain (loss) on natural gas and oil properties and equipment	—	118	(4)	118
	Total operating expense	126,839	15,091	(1)(4)	(141,930)
	Income (loss) from operations	94,271	4,867	(2)(4)	99,138
	Other income (expense)
Interest expense	Interest expense	(5,840)	—		(5,840)
Derivatives gains (losses), net		4,749	(4,749)	(2)	—
Gain on sale of assets		118	(118)	(4)	—
	Loss on debt extinguishment	—	—		—
Other income, net	Other income (expense)	1,225	—		1,225
	Income (loss) before taxation	94,523	—		94,523
Income tax expense (benefit) - current	Income tax benefit (expense)	545	20,943	(5)(6)	(21,488)
Income tax expense (benefit) - deferred		20,943	(20,943)	(5)	—
	Net income (loss)	73,035	—		73,035
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	$73,035	$—		$73,035
(1)Represents the breakout of “Commodity sales” on Canvas’ historical income statement to “Natural gas”, “NGLs”, and
“Oil” revenues to conform to the Company’s income statement presentation, as well as the reclassification of
“Transportation and processing” on Canvas’ historical income statement as a revenue deduction to “Transportation expense” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of “Derivatives gains (losses), net” to “Gain (loss) on derivatives” within “Total revenue” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of accretion amounts contained in “Depreciation, depletion, accretion, and amortization” to
“Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the reclassification of amounts contained in “Gain (loss) on sale of assets” on Canvas' historical income statement to “Gain (loss) on natural gas and oil properties and equipment” within “Total operating expense” to conform to the Company’s income statement presentation.
(5)Represents the reclassification of amounts contained in “Income tax expense (benefit) - current” and “Income tax expense
(benefit) - deferred” to “Income tax benefit (expense)” to conform to the Company’s income statement presentation.

Exhibit 99.3
(6)Represents the presentation on Canvas' historical income statement as a negative value to conform to the Company’s income statement presentation.
Maverick Transaction
Condensed Consolidated Statement of Comprehensive Income (Loss) for the Period of January 1, 2025 to March 14, 2025
(In thousands)

Maverick Caption	Diversified Caption	Maverick Historical	Reclassification Adjustments		Maverick As Adjusted
Revenue
Natural gas revenues	Natural gas	$41,668	$—		$41,668
NGL revenues	NGLs	18,724	—		18,724
Oil revenues	Oil	93,665	—		93,665
	Total commodity revenue	154,057	—		154,057
Realized gain (loss) on commodity derivative instruments	Gain (loss) on derivatives	(5,376)	(6,168)	(1)	(11,544)
Unrealized gain (loss) on commodity derivative instruments		(6,168)	6,168	(1)	—
	Midstream	—	—		—
Other revenues, net	Other	12,077	—		12,077
	Total revenue	154,590	—		154,590
Operating expense
Operating costs	Lease operating expense	77,620	—	(4)	(77,620)
	Production taxes	—	—		—
	Midstream operating expense	—	—		—
	Transportation expense	—	—		—
	Accretion of asset retirement obligation	—	2,076	(4)	(2,076)
General and administrative expenses	General and administrative expense	23,113	5,198	(2)(4)	(28,311)
Restructuring costs		5,198	(5,198)	(2)	—
Depletion, depreciation and amortization	Depreciation, depletion and amortization	24,408	(2,076)	(3)(4)	(22,332)
(Gain) loss on sale of assets	Gain (loss) on natural gas and oil property and equipment	(7,152)	—	(5)	7,152
	Total operating expense	123,187	—		(123,187)
	Income (loss) from operations	31,403	—		31,403
Other income (expense)
Interest expense	Interest expense	14,833	—	(4)	(14,833)
	Loss of debt extinguishment	—	—		—
Other income, net	Other income (expense)	(417)	—	(5)	417
	Income (loss) before taxation	16,987	—		16,987
Income tax expense (benefit)	Income tax benefit (expense)	(59)	—	(5)	59
	Net income (loss)	17,046	—		17,046
	Other comprehensive income (loss)	—	—		—
	Total comprehensive income (loss)	$17,046	$—		$17,046
(1)Represents the reclassification of amounts contained in “Realized gain (loss) on commodity derivative instruments” and
“Unrealized gain (loss) on commodity derivative instruments” on Maverick’s historical income statement to “Gain (loss) on derivatives” to conform to the Company’s income statement presentation.
(2)Represents the reclassification of amounts contained in “General and administrative expenses” and “Restructuring costs”
on Maverick’s historical income statement to “General and administrative expense” to conform to the Company’s income statement presentation.
(3)Represents the reclassification of amounts contained in “Depletion, depreciation and amortization” on Maverick’s historical income statement to “Accretion of asset retirement obligation” to conform to the Company’s income statement presentation.
(4)Represents the presentation on Maverick’s historical income statement as a negative value to conform to the Company’s income statement presentation.
(5)Represents the presentation on Maverick’s historical income statement as a positive value to conform to the Company’s income statement presentation.

Exhibit 99.3
Note 3 - Pro Forma Adjustments - Camino Transaction
Condensed Consolidated Balance Sheet
The table below represents the preliminary value of the total consideration of the Camino Transaction.

(In thousands)	Preliminary Purchase Price Consideration
Diversified cash consideration to Camino through draw on revolving credit facility for a 40% interest in newly formed SPV	$54,873
PLUS: Diversified cash consideration to Camino for undeveloped properties through draw on revolving credit facility	169,760
Preliminary purchase price consideration	$224,633
The unaudited pro forma condensed combined balance sheet as of March 31, 2026 reflects the following adjustments for the Camino
Transaction:
(a)Represents the adjustment to remove the historical Camino balances, as these balances were either not acquired or are not expected to be consolidated in the Company’s consolidated balance sheet, given the Camino Transaction is expected to be accounted for as an equity method investment.
(b)Represents the adjustment for the acquisition of proved undeveloped properties, which were acquired 100% by the Company in the Camino Transaction.
(c)Represents the adjustment for the acquisition of unproved properties, which were acquired 100% by the Company in the
Camino Transaction.
(d)Represents the adjustment to reflect the value of the Company’s equity contribution to acquire a 40% interest in the SPV that owns the Camino producing assets.
(e)Represents the adjustment for the Company’s assumption of certain suspense liabilities associated with the producing wells in the SPV that owns the Camino producing assets.
(f)Represents the adjustment for additional borrowings on the Company’s credit facility to finance the purchase of the undeveloped properties and equity ownership in the SPV owning the Camino producing assets.
Condensed Consolidated Statement of Comprehensive Income (Loss)
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the three months ended March 31, 2026 reflects the adjustments listed below for the Camino Transaction. These adjustments are expected to have a continuing impact on the combined Company, unless stated otherwise.
(a)Represents the adjustment to remove the historical Camino balances, as these balances were either not acquired or are not expected to be consolidated in the Company’s consolidated statements of comprehensive income (loss), given the Camino
Transaction is expected to be accounted for as an equity method investment.
(b)Represents the adjustment for depreciation, depletion and amortization expense related to the proved undeveloped properties acquired in the Camino Transaction. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired proved undeveloped properties. The pro forma depletion rate attributable to the Camino Transaction was $6.30 per barrel of oil equivalent.
(c)Represents the adjustment to reflect the income (loss) from the Company’s 40% ownership in the SPV that owns the Camino producing assets as an equity method investment.
(d)Represents the increase to interest expense resulting from the incremental interest expense for borrowings on the Company’s credit facility to finance the purchase of the undeveloped properties and equity ownership in the SPV owning the Camino producing assets.
(e)Represents the estimated income tax impact of the income (loss) from equity affiliates pro forma adjustment from the Camino
Transaction at the estimated blended federal and state statutory rate of approximately 24% for the three months ended March
31, 2026. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Camino
Transaction.

Exhibit 99.3
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 reflects the adjustments listed below for the Camino Transaction. These adjustments are expected to have a continuing impact on the combined Company, unless stated otherwise.
(a)Represents the adjustment to remove the historical Camino balances, as these balances were either not acquired or are not expected to be consolidated in the Company’s consolidated statements of comprehensive income (loss), given the Camino
Transaction is expected to be accounted for as an equity method investment.
(b)Represents the adjustment for depreciation, depletion and amortization expense related to the proved undeveloped properties acquired in the Camino Transaction. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired proved undeveloped properties. The pro forma depletion rate attributable to the Camino Transaction was $6.30 per barrel of oil equivalent.
(c)Represents the adjustment to reflect the income from the Company’s 40% ownership in the SPV that owns the Camino producing assets as an equity method investment.
(d)Represents the increase to interest expense resulting from the incremental interest expense for borrowings on the Company’s credit facility to finance the purchase of the undeveloped properties and equity ownership in the SPV owning the Camino producing assets.
(e)Represents the estimated income tax impact of the income (loss) from equity affiliates pro forma adjustment from the Camino
Transaction at the estimated blended federal and state statutory rate of approximately 24% for the year ended December 31,
2025. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Camino Transaction.
Note 4 - Pro Forma Adjustments - Canvas Transaction
The unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 reflects the adjustments listed below for the Canvas Transaction. These adjustments are expected to have a continuing impact on the combined Company, unless stated otherwise.
(a)Adjustments are for the period January 1, 2025 through November 24, 2025, the date the Canvas Transaction closed.
(b)Represents a decrease in accretion expense attributable to asset retirement obligations for the year ended December 31, 2025.
(c)Represents the adjustment for depreciation, depletion and amortization expense related to the assets acquired in the Canvas
Transaction, which is based on the purchase price allocation. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired oil and gas properties. The pro forma depletion rate attributable to the Canvas Transaction was $6.29 per barrel of oil equivalent.
(d)Represents the increase to interest expense resulting from the (i) interest expense for borrowings on the newly formed ABS note to fund the Canvas Transaction and (ii) incremental interest expense for borrowings on the Company’s credit facility to finance the closing of the Canvas Transaction as follows:

Year Ended
(In thousands)	December 31, 2025
Interest expense for borrowings on newly formed ABS Note	$(26,858)
Incremental interest expense for borrowings on Diversified credit facility	(4,074)
Total transaction accounting adjustments to interest expense	$(30,932)
(e)Represents the estimated income tax impact of the pro forma adjustments from the Canvas Transaction at the estimated blended federal and state statutory rate of approximately 24% for the year ended December 31, 2025. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Canvas Transaction.
(f)The table below represents the calculation of the weighted average shares outstanding and earnings per share included in the unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025.
As the Canvas Transaction is being reflected in the unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 as if it had occurred on January 1, 2025, the calculation of weighted

Exhibit 99.3
average shares outstanding for basic and diluted earnings per share assumes that the shares issuable related to the Canvas
Transaction have been outstanding for the entire year.

Year Ended
(In thousands, except share and per share data)	December 31, 2025
Net Income (loss), pro forma combined	$480,067
Diversified weighted average shares outstanding - basic	72,969,687
Diversified shares issued in exchange for legacy Canvas shares as part of consideration transferred	3,718,209
Pro forma weighted average shares outstanding - basic	76,687,896
Dilutive impact of potential shares	1,508,905
Pro forma weighted average shares outstanding - diluted	78,196,801

Earnings attributable to Diversified per share, basic	$6.26
Earnings attributable to Diversified per share, diluted	$6.14

Potentially dilutive shares (1)	85,106
(1)Outstanding share-based payment awards excluded from the diluted EPS calculation because their effect would have been anti-dilutive.
Note 5 - Pro Forma Adjustments - Maverick Transaction
The unaudited pro forma combined statement of comprehensive income (loss) for the year ended December 31, 2025 reflects the adjustments listed below for the Maverick Transaction. These adjustments are expected to have a continuing impact on the combined
Company, unless stated otherwise.
(a)Adjustments are for the period January 1, 2025 through March 14, 2025, the date the Maverick Transaction closed.
(b)Represents the incremental accretion expense attributable to asset retirement obligations for the year ended December 31,
2025.
(c)Represents the incremental depreciation, depletion and amortization expense related to the assets acquired in the Maverick
Transaction, which is based on the purchase price allocation. Depletion was calculated using the unit-of-production method under the successful efforts method of accounting. The depletion expense was adjusted for the revision to the depletion rate reflecting the acquisition costs and the reserves volumes attributable to the acquired oil and gas properties. The pro forma depletion rate attributable to the Maverick Transaction was $5.00 per barrel of oil equivalent.
(d)Represents the increase to interest expense resulting from the (i) incremental interest expense for borrowings on Diversified’s expanded credit facility to finance the closing of the Maverick Transaction and (ii) incremental interest expense for the amortization of estimated financing costs related to the amendment entered into by Diversified on the closing date of the
Maverick Transaction to increase the borrowing base capacity and commitment amounts on the Company’s revolving credit facility as follows:

(In thousands)	January 1, 2025 - March 14, 2025
Incremental interest expense for borrowings on Diversified's expanded revolving credit facility	$(3,590)
Incremental interest expense for amortization of expected financing costs	(648)
Total transaction accounting adjustments to interest expense	$(4,238)
(e)Represents the estimated income tax impact of the pro forma adjustments from the Maverick Transaction at the estimated blended federal and state statutory rate of approximately 24% for the year ended December 31, 2025. Because the tax rates used for these unaudited pro forma condensed combined financial statements are an estimate, the blended rate will likely vary from the actual effective rate in periods subsequent to the completion of the Maverick Transaction.
(f)The table below represents the calculation of the weighted average shares outstanding and earnings per share included in the unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025.
As the Maverick Transaction is being reflected in the unaudited pro forma condensed combined statement of comprehensive income (loss) for the year ended December 31, 2025 as if it had occurred on January 1, 2025, the calculation of weighted

Exhibit 99.3
average shares outstanding for basic and diluted earnings per share assumes that the shares issuable related to the Maverick
Transaction have been outstanding for the entire period.

Year Ended
(In thousands, except share and per share data)	December 31, 2025
Net income (loss), pro forma combined	$480,067
Diversified weighted average shares outstanding - basic	72,969,687
Diversified shares issued in exchange for legacy Maverick shares as part of consideration transferred	21,194,213
Pro forma weighted average shares outstanding - basic	94,163,900
Dilutive impact of potential shares	1,508,905
Pro forma weighted average shares outstanding - diluted	95,672,805

Earnings attributable to Diversified per share, basic	$5.10
Earnings attributable to Diversified per share, diluted	$5.02

Potentially dilutive shares (1)	85,106
(1)Outstanding share-based payment awards excluded from the diluted EPS calculation because their effect would have been anti-dilutive.
Note 6 - Supplemental Oil & Gas Reserve Information
Estimated Quantities of Proved Oil and Natural Gas Reserves
The following tables present information regarding net proved oil and natural gas reserves attributable to the Company's interests in proved properties as of December 31, 2025, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2025. The information set forth in the tables regarding historical reserves of the Company is based on proved reserves reports prepared in accordance with Securities and Exchange Commission’s (“SEC”) rules. The Company’s petroleum engineers prepared the proved reserves reports as of December 31, 2025.
In addition, the following tables also set forth information as of December 31, 2025 about the estimated net proved oil and natural gas reserves attributable to the Camino Transaction, and the pro forma estimated net proved oil and natural gas reserves as if the Camino
Transaction had occurred on January 1, 2025. The reserve estimates attributable to the Camino Transaction at December 31, 2025 and
the summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2025 presented in the table below were prepared in accordance with the authoritative guidance of the SEC on oil and natural gas reserve estimation and disclosures. The Canvas Transaction closed on November 24, 2025 and the Maverick Transaction closed on March 14, 2025.
Therefore, both the Canvas and Maverick transactions are already included in the Company's net proved oil and natural gas reserves information as of December 31, 2025.
Reserve estimates are inherently imprecise and are generally based upon extrapolation of historical production trends, analogy to similar properties and volumetric calculations. Accordingly, reserve estimates are expected to change, and such changes could be material and occur in the near term as future information becomes available.

Natural Gas (MMcf)
	Consolidated	Affiliate
	DEC Historical	Camino Transaction Adjustments	Total Pro Forma Consolidated & Affiliated Companies
As of December 31, 2024	2,895,619	391,365	3,286,984
Revisions of previous estimates	777,934	(20,758)	757,176
Extensions, discoveries and other additions	16,341	96,543	112,884
Production	(295,723)	(32,608)	(328,331)
Purchase of reserves in place	1,031,562	—	1,031,562
Sales of reserves in place	—	—	—
As of December 31, 2025	4,425,733	434,542	4,860,275

Exhibit 99.3

NGLs (MBbls)
	Consolidated	Affiliate
	DEC Historical	Camino Transaction Adjustments	Total Pro Forma Consolidated & Affiliated Companies
As of December 31, 2024	103,471	33,960	137,431
Revisions of previous estimates	1,521	(1,086)	435
Extensions, discoveries and other additions	—	6,178	6,178
Production	(8,821)	(3,056)	(11,877)
Purchase of reserves in place	68,804	—	68,804
Sales of reserves in place	—	—	—
As of December 31, 2025	164,975	35,996	200,971

Oil (MBbls)
	Consolidated	Affiliate
	DEC Historical	Camino Transaction Adjustments	Total Pro Forma Consolidated & Affiliated Companies
As of December 31, 2024	18,524	12,103	30,627
Revisions of previous estimates	1,076	(1,467)	(391)
Extensions, discoveries and other additions	—	900	900
Production	(7,935)	(1,498)	(9,433)
Purchase of reserves in place	99,485	—	99,485
Sales of reserves in place	—	—	—
As of December 31, 2025	111,150	10,038	121,188

Exhibit 99.3
Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves
Year Ended December 31, 2025
The following table presents the standardized measure of discounted future net cash flows relating to the proved oil and natural gas reserves of the Company and the Camino Transaction on a pro forma combined basis as of December 31, 2025 as if the Camino
Transaction had occurred on January 1, 2025. The standardized measure shown below represents estimates only and should not be construed as the current market value of the Company’s estimated oil and natural gas reserves or those acquired estimated oil and natural gas reserves attributable to the Camino Transaction.

	Consolidated	Affiliate
(In thousands)	DEC Historical	Camino Transaction Adjustments	Total Pro Forma Consolidated & Affiliated Companies
Future cash inflows	$23,713,859	$2,920,962	$26,634,821
Future production costs	(10,492,260)	(217,519)	(10,709,779)
Future development costs	(5,379,265)	(1,389,189)	(6,768,454)
Future income tax expense	(1,619,405)	—	(1,619,405)
Future net cash flows	6,222,929	1,314,254	7,537,183
10% annual discount for estimated timing of cash flows	(2,040,445)	(624,016)	(2,664,461)
Standardized Measure	$4,182,484	$690,238	$4,872,722
The following table sets forth the principal changes in the standardized measure of discounted future net cash flows applicable to estimated net proved oil and natural gas reserves of the Company and the Camino Transaction on a pro forma combined basis as of
December 31, 2025:

	Consolidated	Affiliate
(In thousands)	DEC Historical	Camino Transaction Adjustments	Total Pro Forma Consolidated & Affiliated Companies
Standardized Measure, beginning of year	$1,396,921	$577,632	$1,974,553
Sales and transfers of natural gas and oil produced, net of production costs	(879,252)	(179,271)	(1,058,523)
Net changes in prices, production costs, and development costs	1,439,378	99,830	1,539,208
Extensions, discoveries, and other additions, net of future production and development costs	(283,207)	80,040	(203,167)
Acquisition of reserves in place	2,869,296	—	2,869,296
Revisions of previous quantity estimates	605,424	(13,726)	591,698
Net change in income taxes	(802,115)	—	(802,115)
Changes in estimated future development costs	—	25,682	25,682
Previously estimated development costs incurred during the year	—	85,479	85,479
Changes in production rates (timing) and other	(323,138)	(43,191)	(366,329)
Accretion of discount	159,177	57,763	216,940
Standardized Measure, end of year	$4,182,484	$690,238	$4,872,722